GAIN ON SALE OF ASSETS TO UNCONSOLIDATED SUBSIDIARY Gain on Sale of assets to Unconsolidated Subsidiary (Notes)	12 Months Ended
Dec. 31, 2017
GAIN ON SALE OF ASSETS TO UNCONSOLIDATED SUBSIDIARY [Abstract]
Gain on sale of assets to unconsolidated subsidiary [Text Block]
GAIN ON SALE OF ASSETS TO UNCONSOLIDATED SUBSIDIARY
On October 17, 2017, pursuant to an Asset Transfer and Contribution Agreement, as amended, with ARO, the Company agreed to sell three rigs to ARO: the JP Bussell, the Bob Keller and the Gilbert Rowe and related assets for a total cash consideration of $357.7 million. The book value of these assets was approximately $200.3 million. As a result of this sale transaction with ARO, the Company recognized a gain on the disposal of rig assets in the amount of $157.4 million in 2017. See Note 1 and Note 3 for more details of the ARO joint venture.